NUVEEN Exchange-Traded Funds

MAY 31, 1998

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

NPW
Washington

Photo of: People reading

Highlights
As of May 31, 1998

CONTENTS
 1 Dear Shareholder
 4 NTC Commentary and Overview
 6 NMT Commentary and Overview
 8 NOM Commentary and Overview
10 NPW Commentary and Overview
12 Report of Independent Auditors
13 Portfolio of Investments
24 Statement of Net Assets
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Notes to Financial Statements
30 Financial Highlights
32 Building Better Portfolios
33 Fund Information
================================================================================
Credit Quality                Performance Highlights

Nuveen Connecticut Premium Income Municipal Fund (NTC)

                              o Steady dividend for 10 consecutive months
                              o Taxable-equivalent yield of 7.81%*
                              o One-year total return on net asset value
                                of 12.39%

Pie Chart:
AAA/Pre-refunded              68%
AA                            18%
A                              2%
BBB/NR                        12%


Nuveen Massachusetts Premium Income Municipal Fund (NMT)

                              o Steady dividend for 16 consecutive months
                              o Taxable-equivalent yield of 8.45%*
                              o One-year total return on net asset value
                                of 11.91%
Pie Chart:
AAA/Pre-refunded              57%
AA                            19%
A                             20%
BBB/NR                         4%


Nuveen Missouri Premium Income Municipal Fund (NOM)

                              o Steady dividend for 10 consecutive months
                              o Taxable-equivalent yield of 8.07%*
                              o One-year total return on net asset value
                                of 11.31%
Pie Chart:
AAA/Pre-refunded              78%
AA                            15%
A                              2%
BBB/NR                         5%



Nuveen Washington Premium Income Municipal Fund (NPW)

                              o Steady dividend for 19 consecutive months
                              o Taxable-equivalent yield of 8.04%*
                              o One-year total return on net asset value
                                of 12.64%


Pie Chart:
AAA/Pre-refunded              68%
AA                            29%
A                              3%

*For investors in the 31% federal and applicable state income tax bracket.
See your fund's performance overview for more information.
================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier Adviser(SM) equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

PHOTO OF: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD


SIDEBAR TEXT: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Graphic of: Bond Buyer 40 chart

Dear Shareholder
I'm pleased to share with you this performance report for the Nuveen Connecticut, Massachusetts, Missouri and Washington Exchange-Traded Funds. Over the past 12 months, each of these funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

THE ECONOMY IN REVIEW
Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

MUNICIPAL MARKET REVIEW
As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance high lights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

DIVERSIFICATION: THE KEY TO A BETTER PORTFOLIO
In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1998



Sidebar text: "Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

Sidebar text: "Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Nuveen Connecticut Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER DAN SOLENDER DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE CONNECTICUT FUND.


CONNECTICUT STATE UPDATE
The high credit ratings assigned to Connecticut's long-term general obligation debt by Moody's and Standard & Poor's (Aa3 and AA-, respectively) recognize the state's diverse economic base and solid financial position. Connecticut has recovered from most of its recessionary employment loss, with small businesses fueling growth in the services, wholesale, and retail trade industries.

The strong economy continues to generate higher-than-anticipated general fund revenues, enabling the state to reduce its general fund deficit to its lowest level in 10 years. The recovery is also helping to improve financial performance at the local level, with cities and towns showing improved general fund balances. In line with national municipal trends, Connecticut's new issue volume has risen 85% in the first five months of 1998. Much of this new supply has been issued at the state level in the general obligation and housing categories. It is anticipated that the ongoing strength of the national economy will continue to propel Connecticut's tax receipts above budget expectations and maintain state and local government's improved financial positions.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Connecticut Premium Income Municipal Fund provided an outstanding total return on net asset value of 12.39%, which is equivalent to a taxable return of 15.49% for investors in the combined 34.1% federal and state income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 300 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 10.26 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

As a result of good call protection, the fund was able to maintain its dividend as interest rates dropped during the year. In addition, we were able to increase the dividend during the year because of the accumulation of income from bonds purchased over the past several years when interest rates were higher. Since that increase in August 1997, the fund has provided shareholders with 10 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.15%, which translates to 7.81% on a taxable-equivalent basis for investors in the combined 34.1% federal and state income tax bracket.

KEY STRATEGIES
In Connecticut, supply is typically dominated by two key issuers: the state housing authority and the state's general obligation bonds. Over the past year, we took advantage of opportunities to purchase smaller new issues in the health care and education sectors in order to help diversify the fund and boost its income level. As of May 31, 1998, health care and education bonds accounted for almost 40% of the fund's allocations. In addition, a number of pre-refundings, especially in the health care and education sectors, enhanced the portfolio's credit quality and contributed to the fund's price appreciation. In a pre-refunding, a bond is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. As a result, its credit quality typically improves, generally leading to price appreciation.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the fund's current allocation, we are looking to improve the fund's structure through added diversification, as changes in the market make additional sectors more attractive. We may also extend the duration slightly as opportunities allow. The Connecticut fund currently provides good call protection, and that should continue to provide support for the dividend in coming months.

Nuveen Connecticut Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NTC

PORTFOLIO STATISTICS
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                 15 1/2
--------------------------------------------------
Net Asset Value Per Share                   $14.49
--------------------------------------------------
Current Market Yield                         5.15%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.46%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.81%
--------------------------------------------------
Fund Net Assets ($000)                    $113,384
--------------------------------------------------
Average Weighted Maturity (Years)            19.82
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.26
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        15.61%        12.39%
--------------------------------------------------
3-Year                        13.06%         9.06%
--------------------------------------------------
5-Year                         6.15%         6.40%
--------------------------------------------------
Since Inception                6.15%         6.26%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.60%        15.49%
--------------------------------------------------
3-Year                        16.07%        12.11%
--------------------------------------------------
5-Year                         8.96%         9.30%
--------------------------------------------------
Since Inception                8.96%         9.16%
--------------------------------------------------
TOP 5 SECTORS
==================================================

Health Care                                    20%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 34.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                0.065
July 97                                0.065
August 97                              0.0665
September 97                           0.0665
October 97                             0.0665
November 97                            0.0665
December 97                            0.0665
January 98                             0.0665
February 98                            0.0665
March 98                               0.0665
April 98                               0.0665
May 98                                 0.0665

Nuveen Massachusetts Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER STEVE PETERSON DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE MASSACHUSETTS FUND.



ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, TOM FUTRELL ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. TOM IS A 15-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFES SIONAL WHO HAS MANAGED A RANGE OF OTHER MUNICIPAL BOND FUNDS.



MASSACHUSETTS STATE UPDATE
The high credit ratings assigned to the state's long-term general obligation debt by Moody's and Standard & Poor's (Aa3 and AA-, respectively) recognize the commonwealth's rebounding economy and healthy financial position. Growth has largely been driven by employment gains in health care, construction, research, and computer and business services. In addition, the combination of better-than-expected tax collections and under-budget expenditures has enabled the commonwealth and many of its municipalities to strengthen cash and reserve positions. In line with national municipal trends, new issue volume in Massachusetts through May 1998 rose 233% over the same period last year and was characterized by diversity across sectors. Well-known for its large debt burden, Massachusetts is currently financing the Central Artery/Third Tunnel project in Boston with a combination of state general obligation bonds, federal highway grant anticipation notes, and revenues from both the Massachusetts Turnpike and Port Authorities.

FUND PERFORMANCE
For the year ended May 31, 1998, the total return on net asset value for the Nuveen Massachusetts Premium Income Municipal Fund was 11.91%, equivalent to a taxable return of 15.90% for investors in the combined 39.3% federal and state income tax bracket. The total return outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% by more than 250 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 8.91 years, compared with the index's 7.11 years. In a year that saw municipal bond yields, as measured by the Bond Buyer 40, fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped to support the dividend of the fund and prevent income from being impacted. The fund has now provided shareholders with 16 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.13%, which translates to 8.45% on a taxable-equivalent basis for investors in the combined 39.3% federal and state income tax bracket.

KEY STRATEGIES
Over the past year, we focused on a number of sectors, including housing bonds, FHA-insured bonds, health care and utilities. We also found value in zero-coupon bonds, which are issued at a significant discount to their par value and generally increase in value incrementally rather than paying a traditional coupon rate. In the health care sector, hospitals offered several attractive opportunities, as industry consolidation resulted in the issuance of new debt as well as debt restructuring. Through fairly active trading, we were able to purchase bonds at lower prices and then sell them as prices appreciated, replacing them with bonds offering better call protection and more attractive coupons. The overall credit quality of the Massachusetts fund remains high due to a number of pre-refundings, which also con tributed to the fund's price appreciation. In a pre-refunding, a bond is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. As a result, its credit quality typically improves, generally leading to price appreciation.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

The current call protection of the Massachusetts fund averages approximately seven years. In the months ahead, we plan to extend this average by continuing to buy bonds with better call protection. We will also take advantage of opportunities to further upgrade portfolio quality by buying higher-quality bonds since they remain a good value relative to lower-rated bonds.

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NMT


PORTFOLIO STATISTICS
==================================================

Inception Date                                3/93
--------------------------------------------------
Share Price                                 16 1/2
--------------------------------------------------
Net Asset Value Per Share                   $14.91
--------------------------------------------------
Current Market Yield                         5.13%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.43%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.45%
--------------------------------------------------
Fund Net Assets ($000)                    $102,936
--------------------------------------------------
Average Weighted Maturity (Years)            20.02
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.91
--------------------------------------------------
ANNUALIZED TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.08%        11.91%
--------------------------------------------------
3-Year                        13.55%         8.87%
--------------------------------------------------
5-Year                         7.58%         7.20%
--------------------------------------------------
Since Inception                7.62%         6.95%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        21.89%        15.90%
--------------------------------------------------
3-Year                        17.50%        12.85%
--------------------------------------------------
5-Year                        11.41%        11.08%
--------------------------------------------------
Since Inception               11.30%        10.67%
--------------------------------------------------
TOP 5 SECTORS
==================================================

U.S. Guaranteed                                23%
--------------------------------------------------
Health Care                                    20%
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Housing (Multifamily)                           9%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 39.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 39.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1997 Monthly Tax-Free Dividends Per Share
June 97                                0.0705
July 97                                0.0705
August 97                              0.0705
September 97                           0.0705
October 97                             0.0705
November 97                            0.0705
December 97                            0.0705
January 98                             0.0705
February 98                            0.0705
March 98                               0.0705
April 98                               0.0705
May 98                                 0.0705

Nuveen Missouri Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER JOHN GAMBLA DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE MISSOURI FUND FOR THE PERIOD COVERED BY THIS REPORT.


ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, MIKE DAVERN ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. MIKE IS A 7-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE AND NATIONAL MUNICIPAL BOND FUNDS.


MISSOURI STATE UPDATE
Missouri confirmed its AAA credit quality status as a municipal issuer with another year of sound financial operations and economic growth. The state ended fiscal year 1997 with a budget stabilization fund totaling approximately $370 million, or nearly 4% of general fund revenues. The general fund, fueled by strong individual income tax and sales/use tax revenues, increased 18% to $1.7 billion. High levels of economic growth between 1995 and 1997 and increasing personal incomes resulted in income tax revenues that surpassed the constitutional state limit, and taxpayers were subsequently rewarded with a refund totaling $695 million.

Missouri's economy remains diversified, with recent declines in manufacturing employment replaced by job gains in the services sector. Lease revenue debt, which constitutes nearly one-third of total bond issuance, is an important component of financing state capital programs. Missouri debt should continue to attract investor attention, as new issue volume - in line with national municipal trends increased 94% during the first quarter of 1998.

FUND PERFORMANCE
For the year ended May 31, 1998, the total return on net asset value for the Nuveen Missouri Premium Income Municipal Fund was 11.31%, which is equivalent to a taxable return of 14.31% for investors in the combined 35.1% federal and state income tax bracket. The total return outpaced the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% by almost 200 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 10.34 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the fund and prevent income from being impacted. In addition, the accumulation of income from higher-yielding bonds purchased over the past several years allowed us to increase the dividend. Since that increase in August 1997, the fund has provided shareholders with 10 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.24%, which translates to 8.07% on a taxable-equivalent basis for investors in the combined 35.1% federal and state income tax bracket.

KEY STRATEGIES
Over the past year, we focused on the purchase of insured bonds as well as bonds with higher coupons. The majority of the bonds we added offer maturities in the range of 15 to 20 years, which we felt offered the best values compared to their historical levels of volatility.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the current environment of low interest rates and tight credit spreads, our primary focus in the months ahead will be on preserving shareholder capital. We plan to achieve this by upgrading portfolio quality and taking on additional risk only when strong price appreciation potential or competitive yields compensate the fund for doing so. This approach should help us reduce above-market interest rate exposure where appropriate without eroding the income levels of the fund.

Nuveen Missouri Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NOM



PORTFOLIO STATISTICS
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                14 3/16
--------------------------------------------------
Net Asset Value Per Share                   $14.44
--------------------------------------------------
Current Market Yield                         5.24%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.59%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.07%
--------------------------------------------------
Fund Net Assets ($000)                     $46,935
--------------------------------------------------
Average Weighted Maturity (Years)            17.06
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.34
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        14.53%        11.31%
--------------------------------------------------
3-Year                        11.69%         8.10%
--------------------------------------------------
5-Year                         4.12%         6.11%
--------------------------------------------------
Since Inception                4.29%         5.88%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        17.68%        14.31%
--------------------------------------------------
3-Year                        14.85%        11.06%
--------------------------------------------------
5-Year                         7.06%         8.97%
--------------------------------------------------
Since Inception                7.24%         8.73%
--------------------------------------------------
TOP 5 SECTORS
==================================================

Tax Obligation (General)                       18%
--------------------------------------------------
Tax Obligation (Limited)                       17%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0151 per share.

1997-1998 Monthly Tax-Free Dividends Per Share(3)
June 97                                 0.061
July 97                                 0.061
August 97                               0.062
September 97                            0.062
October 97                              0.062
November 97                             0.062
December 97                             0.062
January 98                              0.062
February 98                             0.062
March 98                                0.062
April 98                                0.062
May 98                                  0.062

Nuveen Washington Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER DAN SOLENDER DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE WASHINGTON FUND FOR THE PERIOD COVERED BY THIS REPORT.



ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, MIKE DAVERN ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. MIKE IS A 7-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE AND NATIONAL MUNICIPAL BOND FUNDS.



WASHINGTON STATE UPDATE
The state of Washington continues to benefit from a growing and increasingly diversified economic base. Employment rose 4.1% in 1997, and the unemployment rate as of April 1998 was 4.2%, slightly below the national rate. Boeing plays an important but declining role in the state's economy, supplanted by Microsoft and other high-tech companies. With the recent addition of $75 million, the state's "rainy day" fund reserves now total almost $380 million. One of the few clouds on the horizon is the potentially dampening effect that the state's ties with Asian trading partners could have on economic growth going forward. In response to the state's broadening economic base and continued solid financial performance, Washington's general obligation debt rating was upgraded during the year. As municipalities throughout the state also benefited from the strengthening economy, Standard & Poor's upgraded 10 issuers, with no downgrades, reflecting similar situations across the country. Contrary to the national trend of heavy supply, bond issuance in the state dropped 13% for the first four months of 1998 compared with the same period in 1997, with most of the new supply issued by school districts. It is anticipated that Washington's future bond supply should be healthy, given the state's heavy infrastructure needs due to high population growth. Recently, the state treasurer announced a new program that could double the annual number of certificate of participation bonds. The program is intended to help local municipalities borrow for equipment and real estate acquisitions at the state's lower interest rates.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Washington Premium Income Municipal Fund provided an outstanding total return on net asset value of 12.64%, which is equivalent to a taxable return of 15.11% for investors in the 31% federal income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 300 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 9.42 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the fund and prevent income from being impacted. The fund has now provided shareholders with 19 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.55%, which translates to 8.04% on a taxable-equivalent basis for investors in the 31% federal income tax bracket.

KEY STRATEGIES
Given the duration, diversification, attractive coupons, and excellent level of call protection, the fund was strategically positioned for the market environment of the past year. So, we kept trading to a minimum and made changes only when they would add further to performance. Washington's credit quality is relatively high, with most of the market rated AAA or AA, so the majority of these changes involved the purchase of insured bonds. This included insured health care bonds, which provided the higher yields found in the health care sector as well as AAA ratings. The state's low-cost sources of power also made public power bonds attractive, and we continue to maintain substantial holdings in the Washington Public Power Supply System.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the Washington fund's current strategic position, we do not anticipate making substantial changes to the portfolio unless market conditions change. Our efforts will be focused on maintaining the fund's duration while continuing to diversify by sector and add lower coupon and discount bonds if priced attractively.

Nuveen Washington Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NPW

PORTFOLIO STATISTICS
==================================================

Inception Date                                3/93
--------------------------------------------------
Share Price                                 13 5/8
--------------------------------------------------
Net Asset Value Per Share                   $15.06
--------------------------------------------------
Current Market Yield                         5.55%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.04%
--------------------------------------------------
Fund Net Assets ($000)                     $51,948
--------------------------------------------------
Average Weighted Maturity (Years)            19.70
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.42
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        15.26%        12.64%
--------------------------------------------------
3-Year                        11.83%         8.78%
--------------------------------------------------
5-Year                         3.12%         7.06%
--------------------------------------------------
Since Inception                3.97%         6.83%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.04%        15.11%
--------------------------------------------------
3-Year                        14.73%        11.30%
--------------------------------------------------
5-Year                         5.87%         9.61%
--------------------------------------------------
Since Inception                6.63%         9.28%
--------------------------------------------------
 TOP 5 SECTORS
==================================================

Tax Obligation (General)                       21%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Health Care                                    10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                 0.063
July 97                                 0.063
August 97                               0.063
September 97                            0.063
October 97                              0.063
November 97                             0.063
December 97                             0.063
January 98                              0.063
February 98                             0.063
March 98                                0.063
April 98                                0.063
May 98                                  0.063

REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, as of May 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, as of May 31, 1998, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Chicago, Illinois
July 14, 1998

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
                            May 31, 1998
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.2%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
$   1,580,000    5.800%, 11/15/14 (Alternative Minimum Tax)                                 11/06 at 102   Aaa         $   1,678,513
    1,000,000    5.875%, 11/15/17 (Alternative Minimum Tax)                                 11/06 at 102   Aaa             1,032,720

    4,450,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
                 College Issue, Series D, 6.000% 7/01/23                                     7/03 at 102   BBB-            4,555,332

                State of Connecticut Health and Educational Facilities
                Authority, Revenue Bonds, Sacred Heart University Issue, Series
                B:
    2,600,000    5.700%, 7/01/16                                                             7/03 at 102   BBB-            2,623,972
    1,000,000    5.800%, 7/01/23                                                             7/03 at 102   BBB-            1,006,280

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College
                 Issue, Series C, 5.875%, 7/01/26                                            7/06 at 102   Aaa             2,130,700

    2,040,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis
                 Chaffee School Issue, Series C, 5.500%, 7/01/16                             7/06 at 102   Aaa             2,106,892

    2,920,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College
                 Issue, Series C-1, 5.500%, 7/01/20                                          7/07 at 102   Aaa             3,030,376

    3,810,000   The University of Connecticut, Student Fee Revenue Bonds, 1998 Series A,
                 4.750%, 11/15/27                                                           11/07 at 101   Aaa             3,585,667


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 19.6%

    2,000,000   Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc.
                 Project, 1994 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)             7/05 at 102   Aaa             2,323,040

    1,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Newington
                 Children's Hospital, Series A, 6.050%, 7/01/10                              7/04 at 102   Aaa             1,091,920

    2,725,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Saint Francis
                 Hospital and Medical Center Issue, Series B, 6.200%, 7/01/22                7/02 at 102   Aaa             2,946,870

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital of
                 Saint Raphael Issue, Series H, 5.200% 7/01/08                              No Opt. Call   Aaa             2,120,100

    1,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and
                 Memorial Hospital Issue, Series D, 5.000%, 7/01/22                          7/03 at 102   Aaa             1,456,980

    2,200,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Day Kimball
                 Hospital Issue, Series A, 5.375%, 7/01/26                                   7/06 at 102   Aaa             2,226,378

    4,160,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,
                 Series B, 5.625%, 7/01/16                                                   7/06 at 102   Aaa             4,350,403

    1,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 The William W. Backus Hospital Issue, Series D, 5.750%, 7/01/27             7/07 at 102   Aaa             1,059,700

    3,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
                  Hospital Issue, Series H, Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27                                                             7/07 at 101   Aaa             2,948,640

    1,500,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities
                 Financing Authority, Hospital Revenue Refunding Bonds, 1995 Series A, FHA Insured
                 Mortgage-Doctor Pila Hospital Project, 6.125%, 8/01/25                    8/05 at 101 1/2 AAA             1,650,660


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.9%

    3,000,000   Waterbury Housing Authority, Mortgage Revenue Refunding Bonds, Waterbury NSA II - Series 98C FHA/
                 Section 8, 5.450%, 7/01/23                                                  1/02 at 100   Aaa             2,995,770

    1,405,000   Waterbury Nonprofit Housing Corporation, Connecticut Taxable Mortgage Revenue Refunding Bonds,
                 FHA Insured Mortgage Loan-Fairmont Heights Section 8 Assisted Project, Series 1993A,
                 6.500%, 7/01/07                                                             7/02 at 101   Aaa             1,508,001

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$   1,930,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue Bonds, Series 1995A,
                 GNMA Collateralized Mortgage Loan-Village Heights Apartments Project,
                 8.000%, 10/20/30                                                           10/05 at 105   AAA         $   2,221,160


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.3%

    3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series B,
                 6.200%, 5/15/12                                                             5/03 at 102   Aa              3,380,073

    2,490,000   Connecticut Housing FInance Authority, Housing Mortgage Finance Program Bonds, 1996 Subseries E-2,
                 6.150%, 11/15/27 (Alternative Minimum Tax)                                 11/06 at 102   AA              2,643,832


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 6.3%

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                Project, 1994 Series A:
    1,500,000    6.875%, 8/15/04                                                            No Opt. Call   N/R             1,603,695
    1,000,000    7.000%, 8/15/09                                                             8/04 at 102   N/R             1,083,820

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
                 Program Issue, Series 1994, AHF/Hartford, Inc. Project, 7.125%, 11/01/24   11/04 at 102   AA-             2,299,380

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
                 Program Issue, Series 1993, Mansfield Center for Nursing and
                 Rehabilitation Project, 5.875%, 11/01/12                                   11/03 at 102   Aaa             2,164,360


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.1%

    2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,
                 6.000%, 3/15/12                                                            No Opt. Call   AA-             2,268,120

    2,750,000   State of Connecticut, General Obligation Bonds, 1993 Series D,
                 5.100%, 8/01/11                                                           8/03 at 101 1/2 AA-             2,816,138

    1,650,000   State of Connecticut, General Fund Obligation Bonds, 1994 Series A, Issued By Connecticut
                 Development Authority, 6.375%, 10/15/14                                    10/04 at 102   AA-             1,843,644

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,
                 4.875%, 7/01/23                                                             7/08 at 101   Aaa             3,403,575


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.8%

    1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
                 1991 Series B, 6.500%, 10/01/10                                            No Opt. Call   AA-             2,117,286

    1,900,000   Capitol Region Education Council, Revenue Bonds, 6.700%, 10/15/10           10/05 at 102   BBB             2,063,267

    2,250,000   City of Waterbury Connecticut, General Obligation Tax Revenue Intercept Refunding Bonds,
                 1993 Issue, 5.375%, 4/15/08                                                 4/03 at 102   Aaa             2,354,400


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.4%

    3,000,000   State of Connecticut, Airport Revenue RefundingBonds, Bradley International Airport, Series 1992,
                 7.650%, 10/01/12                                                           10/04 at 100   Aaa             3,524,910

                City of New Haven, Connecticut, Air Rights Parking Facility Revenue Bonds, Series 1991:
    3,000,000    6.625%, 12/01/05                                                           12/01 at 102   Aaa             3,289,800
    1,500,000    6.500%, 12/01/15                                                           12/01 at 102   Aaa             1,632,165


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.7%

    2,405,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of
                 Hartford Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)         7/03 at 100   Aaa             2,765,317

    2,020,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,
                 Series C, 6.000%, 7/01/22 (Pre-refunded to 7/01/02)                         7/02 at 102   Aaa             2,200,062

    1,250,000   State of Connecticut, Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary
                 Hall Issue, Series A, 7.000%, 7/01/25 (Pre-refunded to 7/01/04)             7/04 at 101   Aaa             1,447,062


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.7%

    1,400,000   Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company
                 Project, 1993 B Series, 5.500%, 6/01/28                                     6/03 at 102   Aaa             1,434,300

    2,795,000   Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company
                 Project, 1993 A Series, 5.600%, 6/01/28 (Alternative Minimum Tax)           6/03 at 102   Aaa             2,866,524

    3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, 1993 A Series,
                 5.000%, 1/01/18                                                             1/04 at 102   Aaa             3,209,895

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$   2,200,000   Connecticut Resources Recovery Authority, Bridgeport Resco Company, L.P. Project Bonds, Series A,
                 Adjustable Convertible Extendable Securities-Aces, 7.625%, 1/01/09          1/03 at 100   A           $   2,279,420

    3,235,000   Connecticut Resources Recovery Authority, Resource Recovery Revenue Bonds, American Ref-Fuel,
                 Company of Southeastern Connecticut Project, 1989 Series A,
                 7.700%, 11/15/11                                                           11/98 at 103   AA-             3,480,892


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

    1,000,000   State of Connecticut, Clean Water Fund Subordinate Revenue Refunding Bonds, 1996 Series,
                 5.250%, 7/01/10                                                             1/05 at 101   Aaa             1,044,530

    2,000,000   South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eleventh Series,
                 5.750%, 8/01/12                                                             8/03 at 102   Aaa             2,130,540
------------------------------------------------------------------------------------------------------------------------------------
$ 105,890,000   Total Investments - (cost $106,025,594) - 98.8%                                                          111,997,081
=============
                Other Assets Less Liabilities - 1.2%                                                                       1,386,991
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 113,384,072
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
                            May 31, 1998
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.8%

$     870,000   Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue E, Series 1995,
                 6.150%, 7/01/10 (Alternative Minimum Tax)                                   7/04 at 102   Aaa         $     944,951

    1,970,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,
                 Series K, 5.250%, 6/01/23                                                   6/03 at 102   Aaa             1,974,570

    1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks School Issue), Series 1993,
                 5.950%, 7/01/23                                                             7/03 at 102   A3              1,223,810

    3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Phillips Academy Issue, Series 1993,
                 5.375%, 9/01/23                                                             9/08 at 102   Aa1             3,554,705

    2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead Institute for Biomedical
                 Research-1993 Issue), 5.125%, 7/01/26                                       7/03 at 102   Aa1             2,608,049

    1,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the Holy Cross-1996 Issue),
                 5.500%, 3/01/20                                                             3/06 at 102   Aaa             1,547,865

    1,765,000   The New England Education Loan Marketing Corporation, Student Loan Revenue Bonds, 1992
                 Subordinated Issue C, 6.750%, 9/01/02 (Alternative Minimum Tax)            No Opt. Call   A1              1,915,166

    4,000,000   The New England Loan Marketing Corporation, Student Loan Revenue Bonds, 1992 Subordinated
                 Issue H, 6.900%, 11/01/09 (Alternative Minimum Tax)                        No Opt. Call   A1              4,509,960


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 19.7%

    2,805,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Series 1998A (Caregroup
                 Issue), 5.000%, 7/01/25                                                     7/08 at 102   Aaa             2,715,913

    3,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical
                 Center Issue, Series B, 5.625%, 7/01/15                                     7/03 at 102   Aaa             3,106,980

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts General
                 Hospital Issue, Series G, 5.375%, 7/01/11                                   7/00 at 100   Aaa             1,040,250

    4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical
                 Center Hospitals, Series 1993-G1, 5.375%, 7/01/24                           7/04 at 102   Aaa             4,032,400

    2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Daughters of Charity
                 National Health System-The Carney Hospital), Series D, 6.100%, 7/01/14      7/04 at 102   AA+             2,159,120

      400,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds (Cardinal
                 Cushing General Hospital), Series 1989-A, 8.500%, 7/01/00                  7/99 at 102 1/2N/R               415,472

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Issue (FHA Insured Project),
                Series B:
    2,580,000    6.125%, 2/15/15                                                             2/04 at 102   Aa              2,718,236
    1,000,000    6.000%, 2/15/25                                                             2/04 at 102   Aa              1,039,320

    3,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Harvard Community Health Plan, Inc.,
                 Issue 1988 Series B (Refunding Bonds), 8.125%, 10/01/17                    10/98 at 102   A-              3,098,880


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.2%

    3,800,000   Massachusetts Housing FInance Agency, Housing Project Revenue Bonds,
                 6.300%, 10/01/13                                                            4/03 at 102   A1              4,028,684

    1,945,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995 Series A
                 (FHA Insured Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax)     1/05 at 102   Aaa             2,131,331

    3,315,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,
                 5.625%, 7/01/40 (Alternative Minimum Tax)                                   7/07 at 101   Aaa             3,343,410


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

    2,450,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 9,
                 8.100%, 12/01/21 (Alternative Minimum Tax)                                 12/98 at 102    Aa             2,524,407

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 2.7%

$   1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Youville Hospital
                 Issue (FHA Insured Project), Series A, 6.250%, 2/15/41                      2/07 at 102   Aa2         $   1,070,030

    1,125,000   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights Crossing Limited Partnership
                 Issue (FHA Insured Project), Series 1995 6.000%, 2/01/15
                 (Alternative Minimum Tax)                                                   2/06 at 102   AAA             1,176,964

      500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Briscoe House Assisted Living Issue
                 (FHA Insured Project), 6.050%, 2/01/17 (Alternative Minimum Tax)            8/07 at 105   AAA               543,250


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
    1,020,000    5.750%, 9/15/10                                                             9/04 at 102   Aa3             1,102,804
    1,020,000    5.750%, 9/15/11                                                             9/04 at 102   Aa3             1,099,886
      965,000    5.750%, 9/15/12                                                             9/04 at 102   Aa3             1,029,086

    1,000,000   City of Chelsea, Massachusetts, General Obligation Bonds, School Project Loan, Act of 1948,
                 7.000%, 6/15/03                                                            No Opt. Call   Aaa             1,124,620

    4,375,000   City of Lowell, Massachusetts, General Obligation Bonds, State Qualified
                 Bonds, 5.600%, 11/01/1                                                     11/03 at 102   Aaa             4,638,813


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.6%

    2,500,000   Massachusetts Industrial Finance Agency, Parking Facility Revenue Bonds (Avon Associates Project),
                 Series 1998A, 5.375%, 4/01/20                                               4/03 at 102   Aaa             2,520,425

    4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds (U.S. Air Project), Series 1996-A,
                 5.750%, 9/01/16 (Alternative Minimum Tax)                                   9/06 at 102   Aaa             4,234,800


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.3%

    1,250,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Worcester
                 Polytechnic Institute Issue, Series E, 6.750%, 9/01/11
                 (Pre-refunded to 9/01/02)                                                   9/02 at 102   Aaa             1,396,738

    2,500,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Malden Hospital Issue
                 (FHA Insured Project), Series A, 5.000%, 8/01/16                           No Opt. Call   AAA             2,519,175

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
    3,310,000    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                   4/02 at 102   AAA             3,658,642
    1,000,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                   4/02 at 102   AAA             1,113,740

    2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds, College of the Holy Cross-1992
                 Issue II, 6.375%, 11/01/15 (Pre-refunded to 11/01/02)                      11/02 at 102   A1***           2,764,750

    1,355,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack College Issue, Series 1992,
                 7.125%, 7/01/12 (Pre-refunded to 7/01/02)                                   7/02 at 102   AAA             1,530,472

    1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13  No Opt. Call   Aaa             1,715,830

    3,000,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1991 Series A,
                 5.750%, 12/01/21 (Pre-refunded to 12/01/01)                                12/01 at 100   Aaa             3,170,640

    1,750,000   Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A, 7.875%, 7/01/17
                 (Pre-refunded to 7/01/98)                                                   7/98 at 102   AAA             1,791,055

    3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7.000%, 7/01/21
                 (Pre-refunded to 7/01/01)                                                   7/01 at 102   Aaa             3,313,410


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.6%

    3,225,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass Project,
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                     7/01 at 103   N/R             3,620,255

    2,000,000   Massachusetts Municipal Wholesale Electric Company, A Public Corporation of The Commonwealth of
                 Massachusetts, Power Supply System Revenue Bonds, 6.000%, 7/01/18           7/02 at 100   Aaa             2,103,960


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

    3,000,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds, 1993 Series B,
                 5.000%, 3/01/22                                                             3/03 at 100   A               2,902,560
------------------------------------------------------------------------------------------------------------------------------------

$  95,115,000   Total Investments - (cost $94,334,218) - 97.9%                                                           100,775,384
=============

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.3%

$    300,000    Massachusetts Health and Educational Facilities Authority (Capital
============     Asset Program), Variable Rate Demand Bonds, 3.950%, 1/01/35+                              VMIG-1       $    300,000

                Other Assets Less Liabilities - 1.8%                                                                       1,860,586
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 102,935,970
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
                            May 31, 1998
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATIONAL AND CIVIC ORGANIZATIONS - 5.7%

$     500,000   The Industrial Development Authority of the City of Kansas City, Missouri (Ewing Marion Kauffman
                 Foundation Project), Fixed Rate Revenue Bonds, Series 1997B,
                 5.700%, 4/01/27                                                             4/07 at 100   AAA         $     526,545

    1,775,000   Northwest Missouri State University, Housing System Revenue Bonds
                 Series 1998, 7.000%, 6/01/11                                                6/08 at 100   Aaa             2,129,343


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.3%

    1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds
                  (BJC Health System), Series 1994A, 6.750%, 5/15/12                        No Opt. Call   AA              1,188,260

    1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities Refunding
                 Revenue Bonds (SSM Health Care), Series 1992AA, 6.250% 6/01/07              6/02 at 102   Aaa             1,089,460

    1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds
                 (Lake of the Ozarks General Hospital, Inc.), Series 1996, 6.500%, 2/15/21   2/06 at 102   BBB+            1,088,410

    1,000,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County Memorial Hospital), Series 1997,
                 5.750%, 11/15/12                                                           5/05 at 101 1/2N/R             1,008,230


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.0%

    1,550,000   Missouri Housing Development Commission, Multifamily Housing Revenue Bonds (Brookstone Village
                 Apartments Project), 1996 Series A, 6.100%, 12/01/21 (Alternative
                 Minimum Tax)                                                               12/06 at 102   Aaa             1,625,981

      650,000   The Industrial Development Authority of the City of Kansas City Missouri, Multifamily Housing Revenue
                 Refunding Bonds (President Gardens Apartment Project), Series 1997A,
                 5.550%, 8/01/25                                                             2/08 at 102   AAA               657,748

    1,250,000   The Industrial Development Authority of St. Charles County, Missouri, Multifamily Housing Revenue
                 Bonds (Ashwood Apartments Project), Series 1998A 5.600% 4/01/30
                 (Alternative Minimum Tax)                                                   4/08 at 102   Aaa             1,256,350

    1,045,000   The Industrial Development Authority of the County of St. Louis, Missouri, Multifamily Housing Revenue
                 Refunding Bonds (GNMA Collateralized-South Summit Apartments Project), Series 1997A,
                 5.950%, 4/20/17                                                             4/07 at 102   AAA             1,105,924

      600,000   Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized-South Summit Apartments
                 Project), Series 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)          4/07 at 102   AAA               631,842

    1,250,000   The Industrial Development Authority of The City of University City, Missouri, Multifamily Housing
                 Revenue Refunding Bonds (GNMA Collateralized-Canterbury Gardens Project), Series 1995A,
                 5.900%, 12/20/20                                                           12/05 at 102   AAA             1,298,975


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3%

    2,190,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Series 1991-A
                 (GNMA Mortgage-Backed Securities Program), 7.375%, 8/01/23 (Alternative
                 Minimum Tax)                                                                2/01 at 102   AAA             2,316,056

    1,835,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership
                 Loan Program), 1995 Series C, 7.250%, 9/01/26 (Alternative Minimum Tax)     3/06 at 105   AAA             2,065,036


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.2%

    2,020,000   Ritenour School District of St. Louis County, Missouri, General Obligation School Bonds, Series 1995,
                 7.375%, 2/01/12                                                            No Opt. Call   Aaa             2,519,546

    1,500,000   Francis Howell School District, St. Charles County, Missouri, General Obligation Refunding Bonds,
                 Series 1994A, 7.800%, 3/01/08                                              No Opt. Call   Aaa             1,890,480

    1,000,000   School District of the City of St. Charles, Missouri, General Obligation Bonds (Missouri Direct Deposit
                 Program), Series 1996A, 5.625%, 3/01/14                                     3/06 at 100   AA              1,054,140

    1,395,000   The Board of Education of the City of St. Louis (Missouri), General Obligation School Refunding Bonds,
                  Series 1993A, 8.500%, 4/01/07                                             No Opt. Call   Aaa             1,805,800

      625,000   Reorganized School District No. R-IV of Stone County, Missouri (Reeds Spring, Missouri), General
                 Obligation School Building Refunding and Improvement Bonds, Series 1995,
                 7.600%, 3/01/10                                                            No Opt. Call   Aaa               799,325

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.5%

$   1,000,000   Regional Convention and Sports Complex Authority, Convention and Sports Facility Project and
                 Refunding Bonds, Series A 1993 (State of Missouri Sponsor), 5.500%, 8/15/13 8/03 at 102   A1          $   1,027,140

    1,000,000   Fort Zumwalt School District Improvement Corporation, Leasehold Revenue Bonds, Fort Zumwalt, S.D.,
                 St. Charles County, Series 1997, 5.600%, 3/01/17                            3/07 at 100   Aaa             1,043,480

    1,000,000   Land Clearance For Redevelopment Authority of Kansas City, Missouri, Lease Revenue Bonds (Municipal
                 Auditorium and Muehlebach Hotel Redevelopment Projects), Series 1995A,
                 5.900%, 12/01/18                                                           12/05 at 102   Aaa             1,072,810

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue Capital Improvement Bonds (Kansas
                 City, Missouri, Lessee), Series 1996B, 5.700%, 1/15/13                      1/06 at 101   Aaa             1,064,750

    1,800,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold Revenue Improvement Bonds,
                 Series 1996A (City of St. Louis, Missouri, Lessee), 5.750%, 2/15/11         2/06 at 102   Aaa             1,950,966

    1,500,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding Bonds,
                 5.850%, 7/15/09                                                             7/30 at 102   Aa3             1,593,105


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.0%

    1,500,000   City of Kansas City, Missouri, General Improvement Airport Revenue Bonds, Series 1996A,
                 6.900%, 9/01/11 (Alternative Minimum Tax)                                   9/04 at 101   Aaa             1,692,480

    1,000,000   The City of St. Louis, Missouri, Airport Revenue Bonds, Series 1997 (1997 Capital Improvement Program),
                 Lambert-St. Louis International Airport, 6.000%, 7/01/12
                 (Alternative Minimum Tax)                                                  No Opt. Call   Aaa             1,117,440


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.5%

    1,290,000   Health and Education Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds
                 (SSM Health Care Obligated Group Projects), Series 1990B, 7.000%, 6/01/15  No. Opt. Call  Aaa             1,394,516

    1,500,000   Certificates of Receipt, Series 1993. St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue
                 Bonds, Series 1989A, 5.650%, 7/01/20 (Alternative Minimum Tax)             No Opt. Call   AAA             1,643,220

    1,275,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Improvement and Refunding Bonds,
                 Series 1992 (City of St. Louis Missouri, Lessee), 6.250%, 2/15/12
                 (Pre-refunded to 2/15/05)                                                   2/05 at 100   Aaa             1,424,405


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.4%

    1,225,000   State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-City of Kansas City Project), Series 1995B,
                 7.750%, 1/01/08                                                             1/05 at 102   Aa1             1,482,127

    1,000,000   State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-City of Branson Project), Series 1995A,
                 6.050%, 7/01/16                                                             7/04 at 102   Aaa             1,090,800

    1,000,000   State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-Multiple Participant Series), Series 1996D,
                 5.875%, 1/01/15                                                             1/06 at 101   Aa1             1,065,430

      350,000   State Environmental Improvement and Energy Resources Authority (State of Missouri),Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-City of Kansas City Project), Series 1997C,
                 6.750%, 1/01/12                                                            No Opt. Call   Aa1               421,046

      750,000   The City of St. Louis, Missouri, Water Revenue Refunding and Improvement Bonds, Series 1994,
                 6.000%, 7/01/14                                                             7/04 at 102   Aaa               819,900
------------------------------------------------------------------------------------------------------------------------------------

$  41,375,000   Total Investments - (costs $42,958,628) - 97.9%                                                           45,961,066
=============

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%
 $    300,000   The Industrial Development Authority of the City of Independence, Missouri, Variable Rate Demand
=============
                Industrial Development Revenue Bonds (The Groves and Graceland College Nursing Arts Center
                 Projects), Series 1997A, 4.000%, 11/01/27+                                                A-1+        $     300,000
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.5%                                                                         674,254
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $  46,935,320
                ====================================================================================================================


* Optional Call Provisions: (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND (NPW)
                            May 31, 1998
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATIONAL AND CIVIC ORGANIZATIONS - 5.1%

$   1,400,000   Washington State University, Housing and Dining System Revenue and Refunding Bonds,
                 Series 1994, 6.375%, 10/01/18                                              10/04 at 101   Aaa         $   1,545,684

    1,000,000   University of Washington, Housing and Dining System Revenue Refunding Bonds, Junior Lien
                 Series 1996, 5.125%, 12/01/15                                              12/06 at 102   Aaa             1,007,680

       65,000   Western Washington University, Housing and Dining System Revenue Bonds, Series 1992,
                 6.375%, 10/01/22                                                           10/02 at 101   Aaa                70,153


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.9%

    2,000,000   Washington Health Care Facilities Authority, Highline Community Hospital,
                 Series 1998, 5.000%, 8/15/21                                                8/08 at 102   AA              1,915,100

    2,000,000   Washington Health Care Authority, Revenue Bonds, Series 1992 (The Children's Hospital and Medical
                 Center, Seattle), 6.125%, 10/01/13                                         10/02 at 102   Aaa             2,167,900

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1993A (The Heart Institute of
                 Spokane), 5.800%, 8/15/18                                                   8/04 at 102   AA-             1,038,240


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

      970,000   Washington State Housing Finance Commission, Multifamily Mortgage Revenue Bonds (GNMA
                 Mortgage Backed Securities Program), Series 1989A, 7.700%, 7/01/32
                 (Alternative Minimum Tax)                                                   1/00 at 103   AAA             1,018,558

    2,000,000   Housing Authority of the County of King Washington, Housing Revenue Bonds, 1995 (Woodridge Park
                 Project), 6.350%, 5/01/25 (Alternative Minimum Tax)                         5/05 at 100   AA+             2,087,320


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.4%

    1,610,000   Washington State Housing Finance Commission, Single-Family Mortgage Revenue Bonds (Mortgage
                 Backed Securities Program), Series 1992D-1, 6.150%, 1/01/26
                 (Alternative Minimum Tax)                                                  No Opt. Call   AAA             1,751,294

      500,000   Washington State Housing Finance Commission, Single Family Program Bonds, 1997 Series 2A,
                 6.050%, 12/01/16                                                            6/07 at 102   Aaa               524,585


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE- 3.5%

    1,640,000   Housing Authority of Skagit County, Low-Income Housing Assistance Revenue Bonds, 1993
                  (GNMA Collateralized Mortgage Loan-Sea Mar Project), 7.000%, 6/20/35      11/04 at 104   AAA             1,839,768


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.7%

    2,000,000   State of Washington, General Obligation Bonds, Series 1994B,
                 6.000%, 5/01/19                                                             5/04 at 100   Aa1             2,108,660

    1,655,000   Everett, Limited Tax General Obligation Bonds, 5.125%, 9/01/17               9/07 at 100   Aaa             1,660,313

    1,000,000   Federal Way School District No. 210, King County, Washington, Unlimited Tax General Obligation and
                 Refunding Bonds, 1993, 5.750%, 12/01/12                                    No Opt. Call   Aaa             1,108,410

    1,360,000   Tahoma School District No. 409, King County, Washington, Unlimited Tax General Obligation
                 Improvement and Refunding Bonds, 1997, 6.000%, 12/01/10                    No Opt. Call   Aaa             1,544,402

    1,000,000   Peninsula School District No. 401, Pierce County, Washington, Unlimited Tax General Obligation
                 Refunding Bonds, 1993, 5.500%, 12/01/09                                    No Opt. Call   Aaa             1,082,980

    1,000,000   The City of Renton, Washington, Limited Tax General Obligation Bonds, General Purpose/Public
                 Improvement Bonds, 1997B, 5.750%, 12/01/17                                  6/07 at 100   Aaa             1,061,290

    1,500,000   Mukilteo School District No. 6, Snohomish County, Washington, Unlimited Tax General Obligation and
                 Refunding Bonds, 1993, 5.700%, 12/01/12                                    No Opt. Call   Aaa             1,656,465

      500,000   Edmonds School District No. 15, Snohomish County, Washington, Unlimited Tax General Obligation
                 Bonds, Series 1994, 6.500%, 12/01/08                                       No Opt. Call   AA-               579,800


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.6%

                Seattle Indian Services Commission, Special Obligation Bonds, 1994:
    1,000,000    6.000%, 11/01/16                                                           11/04 at 100   Aa1             1,061,070
      750,000    6.150%, 11/01/24                                                           11/04 at 100   Aa1               810,945


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.7%

    1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A, 5.500%, 9/01/21    9/06 at 101   Aaa             1,339,806

    1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General Obligation Bonds, 1994 Series B,
                 6.000%, 12/01/04 (Alternative Minimum Tax)                                 No Opt. Call   Aaa             1,099,750

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.8%

$   1,250,000   Washington Health Care Facilities Authority, Revenue Bonds Refunding Series 1992 (Franciscan
                 Health System/Saint Clare Hospital, Tacoma), 6.625%, 7/01/20
                 (Pre-refunded to 7/01/02)                                                   7/02 at 102   Aaa         $   1,388,075

    2,400,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (Swedish Hospital Medical
                 Center, Seattle), 6.300%, 11/15/22 (Pre-refunded to 11/15/02)              11/02 at 102   Aaa             2,651,712

    1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A, 6.000%, 12/01/14
                 (Pre-refunded to 12/01/00)                                                 12/00 at 100   AA-***          1,048,400

    1,435,000   Western Washington University, Housing and Dining System Revenue Bonds, 6.375%, 10/01/22
                 (Pre-refunded to 10/01/02)                                                 10/02 at 101   Aaa             1,576,391


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.3%

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1993A,
                 5.700%, 7/01/17                                                             7/03 at 102   Aaa             1,034,010

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series 1993B,
                 7.000%, 7/01/09                                                            No Opt. Call   Aa1             1,187,880

    1,100,000   Public Utility District No. 1 of Klickitat County, Washington, Electric Revenue Bonds, 1995,
                 5.650%, 10/01/15                                                           10/05 at 101   Aaa             1,155,220

    1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric Project, Revenue Refunding Bonds,
                 Series 1993, 5.500%, 10/01/22                                              10/03 at 102   Aa1             1,018,640

      500,000   The City of Seattle, Washington, Municipal Light and Power Revenue Bonds,
                 1992A, 5.750%, 8/01/12                                                      8/02 at 102   AA                531,015

    1,000,000   City of Seattle, Washington, Municipal Light and Power Revenue Bonds,
                 5.625%, 10/01/21                                                           10/06 at 102   Aaa             1,046,620

    1,385,000   Public Utility District No. 1 of Snohomish County, Washington, Generation System Revenue Bonds,
                 Series 1993B, 5.750%, 1/01/09 (Alternative Minimum Tax)                     1/04 at 102   A1              1,466,438


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.2%

    1,050,000   City of Bellevue, King County, Washington, Water and Sewer Revenue Refunding Bonds, 1994,
                 5.875%, 7/01/09                                                             7/04 at 100   Aa              1,128,708

    1,035,000   Covington Water District, Water Revenue Bonds, Refunding Series 1995,
                 6.050%, 3/01/20                                                             3/05 at 100   Aaa             1,102,844

      800,000   Kitsap County, Washington, Sewer Revenue Bonds, 1996, 5.750%, 7/01/16        7/06 at 100   Aaa               844,376

      900,000   City of Richland, Washington, Water and Sewer Improvement Revenue Bonds,
                 1993, 5.625%, 4/01/12                                                       4/03 at 100   Aaa               945,441

    1,200,000   Sammamish Plateau Water and Sewer District, King County, Washington, Water and Sewer Revenue
                 Refunding Bonds, 1996, 5.500%, 12/01/16                                    12/06 at 100   Aaa             1,234,452

      500,000   The City of Seattle, Washington, Water System and Refunding Revenue Bonds,
                 1993, 5.250%, 12/01/23                                                      6/03 at 101   AA                500,870

    1,000,000   Yakima-Tieton Irrigation District, Yakima County, Washington, Refunding Revenue Bonds, 1992,
                 6.125%, 6/01/13                                                             6/03 at 102   Aaa             1,090,470
------------------------------------------------------------------------------------------------------------------------------------

$  47,805,000   Total Investments - (cost $47,643,718) - 98.2%                                                            51,031,735
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

$     200,000   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds (Sisters of
=============
                 Providence), Series 1985B, 3.950%, 10/01/05+                                                 VMIG-1         200,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                         716,360
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  51,948,095
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
May 31, 1998

                                                            CONNECTICUT        MASSACHUSETTS            MISSOURI          WASHINGTON
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at
   market value (note 1)                                   $111,997,081         $100,775,384         $45,961,066         $51,031,735
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)       --              300,000             300,000             200,000
 Cash                                                                --              230,610              22,063              57,938
 Receivables:
   Interest                                                   1,969,949            1,852,756             842,644             883,115
   Investments sold                                                  --              200,000                  --                 --
 Other assets                                                    13,877               12,307               4,418               2,918
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          113,980,907          103,371,057          47,130,191          52,175,706
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                 133,034                   --                  --                  --
 Accrued expenses:
   Management fees (note 6)                                      62,157               56,478              25,741              28,462
   Other                                                         47,720               45,592              30,971              47,606
 Preferred share dividends payable                                9,441                6,988               5,326               5,380
 Common share dividends payable                                 344,483              326,029             132,833             146,163
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         596,835              435,087             194,871             227,611
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $113,384,072         $102,935,970         $46,935,320         $51,948,095
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares, at liquidation value                     $ 38,300,000         $ 34,000,000         $16,000,000         $17,000,000
====================================================================================================================================

Preferred shares outstanding                                      1,532                1,360                 640                 680
====================================================================================================================================

Common shares outstanding                                     5,180,192            4,624,524           2,142,460           2,320,051
====================================================================================================================================

 Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                            $      14.49         $      14.91         $     14.44          $    15.06
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1998
                                                            CONNECTICUT        MASSACHUSETTS            MISSOURI          WASHINGTON
INVESTMENT INCOME (NOTE 1)                                   $6,139,952           $5,781,968          $2,581,960          $2,832,407
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                       726,805              661,353             301,470             333,129
 Preferred shares - auction fees                                 95,750               85,001              40,000              42,501
 Preferred shares - dividend disbursing agent fees                9,629                9,548               9,629               9,548
 Shareholders' servicing agent fees and expenses                 17,063                8,584               7,125               2,997
 Custodian's fees and expenses                                   38,206               37,528              32,810              32,080
 Trustees' fees and expenses (note 6)                             1,991                1,893               1,363               1,408
 Professional fees                                               17,228               16,910              16,732              16,554
 Shareholders' reports - printing and mailing expenses           31,228               28,835              20,183               7,333
 Stock exchange listing fees                                     16,188               16,183               1,979               2,121
 Investor relations expense                                       9,701                8,222               4,190               3,945
 Other expenses                                                  16,793               16,523              12,353              12,446
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  980,582              890,580             447,834             464,062
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         5,159,370            4,891,388           2,134,126           2,368,345
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4) 422,013              671,439             380,799              94,941
 Net change in unrealized appreciation or
   depreciation of investments                                4,143,106            3,102,632           1,267,040           2,195,317
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     4,565,119            3,774,071           1,647,839           2,290,258
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $9,724,489           $8,665,459          $3,781,965          $4,658,603
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                      CONNECTICUT                            MASSACHUSETTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                5/31/98              5/31/97             5/31/98            5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                     $  5,159,370         $  5,134,299         $ 4,891,388        $ 4,887,537
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               422,013             (580,033)            671,439           (139,469)
 Net change in unrealized appreciation or
  depreciation of investments                                 4,143,106            3,607,938           3,102,632          2,550,049
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    9,724,489            8,162,204           8,665,459          7,298,117
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (4,108,452)          (3,909,724)         (3,905,877)        (3,840,666)
   Preferred shareholders                                    (1,169,485)          (1,050,779)         (1,096,311)        (1,017,157)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (5,277,937)          (4,960,503)         (5,002,188)        (4,857,823)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                             413,844              394,287             266,611            262,693
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions      413,844              394,287             266,611            262,693
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                   4,860,396            3,595,988           3,929,882          2,702,987
Net assets at beginning of year                             108,523,676          104,927,688          99,006,088         96,303,101
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $113,384,072         $108,523,676        $102,935,970        $99,006,088
===================================================================================================================================

Balance of undistributed net investment income
  at end of year                                           $    284,103         $    402,670        $    214,228        $   325,028
===================================================================================================================================

                                                                       MISSOURI                               WASHINGTON
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                5/31/98              5/31/97             5/31/98            5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                      $ 2,134,126          $ 2,125,190         $ 2,368,345        $ 2,371,693
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               380,799              135,827              94,941             22,234
 Net change in unrealized appreciation or
   depreciation of investments                                1,267,040            1,026,731           2,195,317          1,324,756
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    3,781,965            3,287,748           4,658,603          3,718,683
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (1,629,870)          (1,553,262)         (1,753,958)        (1,742,358)
   Preferred shareholders                                      (526,508)            (524,137)           (596,423)          (602,507)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (2,156,378)          (2,077,399)         (2,350,381)        (2,344,865)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                              85,411                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions       85,411                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                   1,710,998            1,210,349           2,308,222          1,373,818
Net assets at beginning of year                              45,224,322           44,013,973          49,639,873         48,266,055
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $46,935,320          $45,224,322         $51,948,095        $49,639,873
===================================================================================================================================

Balance of undistributed net investment income
  at end of year                                            $   156,882          $   179,134         $   105,628        $    87,664
===================================================================================================================================


                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Missouri Premium Income Municipal Fund (NOM) and Nuveen Washington Premium Income Municipal Fund (NPW). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri and Washington are traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Number of Shares:
   Series Th                                                 1,532         1,360          640          680
==========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                            CONNECTICUT                MASSACHUSETTS
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           5/31/98      5/31/97      5/31/98       5/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            27,446       25,362       17,254        18,609
==========================================================================================================
                                                              MISSOURI                   WASHINGTON
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           5/31/98      5/31/97      5/31/98       5/31/97
----------------------------------------------------------------------------------------------------------

Shares issued to shareholders
   due to reinvestment of
   distributions                                             5,923           --           --            --
==========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 15, 1998, as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0665        $.0705       $.0620       $.0630
==========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the year ended May 31, 1998, were as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $16,347,950   $16,775,239  $12,062,820   $4,928,148
   Temporary municipal investments                       5,600,000     8,300,000    4,800,000    4,600,000
Sales and Maturities:
   Investments in municipal securities                  14,670,110    16,722,320   11,650,583    4,939,330
   Temporary municipal investments                       6,300,000     8,200,000    7,800,000    4,400,000
==========================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                 $  895,482    $  615,511   $  949,075     $469,931
   2004                                                  1,105,901       945,779      708,417       70,082
   2005                                                    847,914       195,761           --           --
----------------------------------------------------------------------------------------------------------

Total                                                   $2,849,297    $1,757,051   $1,657,492     $540,013
==========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                      CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $6,012,681    $6,441,166   $3,002,438   $3,394,435
   depreciation                                           (41,194)           --           --       (6,418)
---------------------------------------------------------------------------------------------------------

Net unrealized appreciation                            $5,971,487    $6,441,166   $3,002,438   $3,388,017
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                                                MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                       .6500 of 1%
For the next $125 million                                                                        .6375 of 1
For the next $250 million                                                                        .6250 of 1
For the next $500 million                                                                        .6125 of 1
For the next $1 billion                                                                          .6000 of 1
For net assets over $2 billion                                                                   .5875 of 1
===========================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 1998, net assets consisted of:

                                                      CONNECTICUT  MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $ 38,300,000  $ 34,000,000  $16,000,000  $17,000,000
Common shares, $.01 par value per share                     51,802        46,245       21,425       23,201
Paid-in surplus                                         71,625,977    63,991,382   29,412,067   31,971,262
Balance of undistributed net investment income             284,103       214,228      156,882      105,628
Accumulated net realized gain (loss)
  from investment transactions                          (2,849,297)   (1,757,051)  (1,657,492)    (540,013)
Net unrealized appreciation of investments               5,971,487     6,441,166    3,002,438    3,388,017
----------------------------------------------------------------------------------------------------------

Net assets                                            $113,384,072  $102,935,970  $46,935,320  $51,948,095
==========================================================================================================

Authorized shares:
   Common                                                Unlimited     Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited     Unlimited    Unlimited    Unlimited
==========================================================================================================

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:
                                             Investment Operations                             Less Distributions
                                   -------------------------------------------- ------------------------------------------------
                                               Net                 Net          Net
                                               Realized/           Investment   Investment     Capital       Capital
                      Beginning    Net         Unrealized          Income       Income         Gain          Gain
                      Net Asset    Investment  Investment          To Common    To Preferred   To Common     To Preferred
                      Value        Income      Gain (Loss) Total   Shareholders Shareholders+  Shareholders  Shareholders+ Total
Connecticut
Year Ended 5/31:
         1998         $ 13.63      $ 1.00      $ .89       $ 1.89  $ (.80)      $ (.23)        $--           $--           $ (1.03)
         1997           12.99        1.00        .60         1.60    (.76)        (.20)         --            --              (.96)
         1996           13.20         .98       (.21)         .77    (.73)        (.25)         --            --              (.98)
         1995           12.45         .98        .74         1.72    (.74)        (.23)         --            --              (.97)
         1994           13.96         .77      (1.40)        (.63)   (.61)        (.13)         --            --              (.74)
Massachusetts
Year Ended 5/31:
         1998           14.11        1.06        .83         1.89    (.85)        (.24)         --            --             (1.09)
         1997           13.58        1.06        .53         1.59    (.84)        (.22)         --            --             (1.06)
         1996           13.76        1.05       (.19)         .86    (.80)        (.24)         --            --             (1.04)
         1995           12.90        1.04        .84         1.88    (.78)        (.24)         --            --             (1.02)
         1994           14.08         .87      (1.01)        (.14)   (.74)        (.15)         --            --             (.89)
Missouri
Year Ended 5/31:
         1998           13.68         .99        .78         1.77    (.76)        (.25)         --            --             (1.01)
         1997           13.11        1.00        .55         1.55    (.73)        (.25)         --            --              (.98)
         1996           13.37         .96       (.30)         .66    (.67)        (.25)         --            --              (.92)
         1995           12.35         .95       1.02         1.97    (.69)        (.26)         --            --              (.95)
         1994           13.90         .76      (1.40)        (.64)   (.59)        (.14)         --            --              (.73)
Washington
Year Ended 5/31:
         1998           14.07        1.02        .99         2.01    (.76)        (.26)         --            --             (1.02)
         1997           13.48        1.02        .58         1.60    (.75)        (.26)         --            --             (1.01)
         1996           13.71        1.02       (.23)         .79    (.74)        (.28)         --            --             (1.02)
         1995           12.97        1.01        .77         1.78    (.77)        (.27)         --            --             (1.04)
         1994           14.09         .91       (.93)        (.02)   (.76)        (.16)        (.01)          --              (.93)
                                                                               Total Returns
                                                                       -----------------------------
                         Organization and
                         Offering Costs and
                         Preferred Share     Ending
                         Underwriting        Net Asset   Ending        Based on        Based on Net
                         Discounts           Value       Market Value  Market Value**  Asset Value**
Connecticut
Year Ended 5/31:
         1998            $--                 $14.49      $15.5000      15.61%          12.39%
         1997             --                  13.63       14.1250       9.58           11.01
         1996             --                  12.99       13.6250      14.06            3.97
         1995             --                  13.20       12.6250       2.22           12.74
         1994            (.14)                12.45       13.1250      (8.73)          (6.74)
Massachusetts
Year Ended 5/31:
         1998             --                  14.91       16.5000      18.08           11.91
         1997             --                  14.11       14.7500      13.76           10.28
         1996             --                  13.58       13.7500       8.99            4.55
         1995             --                  13.76       13.3750      14.12           13.58
         1994            (.15)                12.90       12.5000     (13.64)          (3.38)
Missouri
Year Ended 5/31:
         1998             --                  14.44       14.1875      14.53           11.31
         1997             --                  13.68       13.0625      10.53           10.09
         1996             --                  13.11       12.5000      10.07            3.09
         1995             --                  13.37       12.0000       6.13           14.74
         1994            (.18)                12.35       12.0000     (17.26)          (7.16)
Washington
Year Ended 5/31:
         1998             --                  15.06       13.6250      15.26           12.64
         1997             --                  14.07       12.5000      12.94           10.16
         1996             --                  13.48       11.7500       7.44            3.75
         1995             --                  13.71       11.6250        .41           12.36
         1994            (.17)                12.97       12.3750     (16.88)         (2.73)

                                       Ratios/Supplemental Data
                          ----------------------------------------------------
                                                    Ratio of Net
                                       Ratio of     Investment
                          Ending       Expenses to  Income to        Portfolio
                          Net Assets   Average      Average          Turnover
                          (000)        Net Assets++ Net Assets++     Rate
Connecticut
Year Ended 5/31:
         1998             $ 113,384     .88%        4.61%             13%
         1997               108,524     .89         4.79              18
         1996               104,928     .89         4.71              15
         1995               105,851     .92         4.99              18
         1994               101,595     .95         3.95               9
Massachusetts
Year Ended 5/31:
         1998               102,936     .88         4.81              17
         1997                99,006     .88         4.99              22
         1996                96,303     .88         4.95              18
         1995                97,071     .94         5.20              29
         1994                93,078     .97         4.26              33
Missouri
Year Ended 5/31:
         1998                46,935     .97         4.60              25
         1997                45,224     .99         4.74              36
         1996                44,014    1.01         4.57              34
         1995                44,566    1.08         4.86              34
         1994                42,343    1.05         3.92              39
Washington
Year Ended 5/31:
         1998                51,948     .91         4.62              10
         1997                49,640     .94         4.83              11
         1996                48,266     .94         4.81              20
         1995                48,812    1.04         5.04              16
         1994                47,095    1.08         4.42              29

*  Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.
+  The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY
OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND
INCOME
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations
Photo of: JOHN NUVEEN, SR.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286

www.nuveen.com



                                                                      FAN-3-5-98